                                                                   EXHIBIT 10.52

                         ENVIRONMENTAL AND HAZARDOUS
                      SUBSTANCE INDEMNIFICATION AGREEMENT

     THIS ENVIRONMENTAL AND HAZARDOUS SUBSTANCE INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made as of the 15th day of August, 1997 by GL/PHP, LLC, a Delaware limited liability company (the "BORROWER") to and for the benefit of NOMURA ASSET CAPITAL CORPORATION, a Delaware Corporation (the "LENDER").

                             W I T N E S S E T H:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  DEFINITIONS. As used herein, the following terms shall have the
          -----------
following meanings:

     ASBESTOS: Asbestos or any substance or material containing asbestos.
     --------

     ENVIRONMENTAL LAW: Any local, state, federal or other governmental
     -----------------
authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking water Act, as amended, the Occupational Safety and Health Act, as amended, any state superlien and environmental clean-up statures and all regulations adopted in respect of the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter.

     HAZARDOUS SUBSTANCE: Hazardous and/or toxic, dangerous and/or regulated,
     -------------------
substances, wastes, materials, raw materials which include hazardous constituents, pollutants and contaminants including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or are considered by scientific opinion to be otherwise dangerous in terms of the health, safety or welfare of humans.

     [MORTGAGE]: That certain Mortgage, Assignment of Leases and Rents and
     --------
Security Agreement, dated of even date herewith, executed by Borrower for the benefit of Lender, covering the Mortgaged Property more particularly described therein, including the real property or interest therein described in Exhibit A
                                                                      ---------
attached hereto and incorporated herein by this reference.


     REMEDIAL WORK: Any investigation, site monitoring, containment cleanup,
     -------------
removal, restoration or other work of any kind which is reasonably necessary or desirable under any applicable Environmental Law or otherwise required under this Agreement in connection with any Hazardous Substance or Asbestos.

     1.2  OTHER DEFINED TERMS: Any capitalized term utilized herein shall have
          -------------------
the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

                                  ARTICLE II
                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

     Borrower hereby represents and warrants to Lender that, to the best of Borrower's knowledge after due inquiry and investigation: (a) the Mortgaged Property is not in direct or indirect violation of any Environmental

Law; (b) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or inquiry, investigation or claim relating to any Hazardous Substance; (c) no Hazardous Substances are or have been (including the period prior to Borrower's acquisition of the Mortgaged Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property other than in compliance with all Environmental Laws; (d) no Hazardous Substances are present in, on or under any nearby real property which could migrate onto or otherwise affect the Mortgaged Property; (e) no underground storage tanks exist on any of the Mortgaged Property; and (f) except as may have been disclosed in an environmental report delivered to Lender prior to the date of the Mortgage, no Asbestos is located on the Mortgaged Property.

                                  ARTICLE III
                            AFFIRMATIVE COVENANTS
                            ----------------------

     Borrower hereby unconditionally covenants and agrees with Lender, until the entire Debt shall have been paid in full and all of the obligations of Borrower under the Loan Documents shall have been fully performed and discharged, as follows:

     3.1  OPERATIONS. So long as Borrower owns or is in possession of the
          ----------
Mortgaged Property, Borrower; (i) shall keep or cause the Mortgaged Property to be kept free from Hazardous Substances and in compliance with all Environmental Laws; (ii) shall promptly notify Lender if Borrower shall become aware of any Hazardous Substances on or near the Mortgaged Property and/or if Borrower shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Borrower shall become aware of any condition on the Mortgaged Property which in the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified engineer or consultant engaged by Lender ("LENDER'S ENVIRONMENTAL CONSULTANT") shall pose a threat to the health, safety, or welfare of humans; and (iii) shall remove those Hazardous Substances and/or cure those violations and/or remove such threats, as applicable, as required by law (or as shall be required by Lender, in the case of removal which is not required by the provisions of law, but in response to the opinion of Lender's Environmental Consultant), promptly after Borrower becomes aware of same, at Borrower's sole expense; and (iv) shall comply with all of the recommendations contained in the environmental report which was delivered to Lender in connection with the origination of the loan transaction evidenced by the Loan Documents. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal or cure. Borrower shall not install in the Mortgaged Property, nor permit to be installed in the Mortgaged Property, Asbestos and shall remove any Asbestos promptly upon discovery to the satisfaction of Lender, at Borrower's sole expense. Borrower shall in all instances comply with, and ensure compliance by all occupants of the Mortgaged Property with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Mortgaged Property, Borrower shall immediately notify Lender.

     3.2  ENVIRONMENTAL MONITORING. Borrower shall give prompt written notices
          ------------------------
to Lender of: (a) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substances or Asbestos on, under, from or about the Mortgaged Property, (b) all claims made or threatened by any third party against Borrower or the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance or Asbestos, and (c) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or action initiated with respect to the Mortgaged Property in connection with any Environmental Law or Hazardous Substance, and Borrower shall pay all attorneys' fees and disbursements incurred by Lender in connection therewith. Upon Lender's request, Borrower shall provide (i) an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of Hazardous Substances in, or near the Mortgaged Property; and (ii) an inspection or audit of the Mortgaged Property prepared by a duly qualified engineering or consulting firm approved by Lender.

indicating the presence or absence of Asbestos on the Mortgaged Property. The cost and expense of such audit or inspection shall be paid by Borrower not more frequently than once every five (5) calendar years after the occurrence of a Secondary Market Transaction unless Lender, in its good faith judgement, determines that reasonable cause exists for the performance of an environmental inspection or audit of the Mortgaged Property, then such inspections or audits described in the preceding sentence shall be at Borrower's sole expense. If Borrower fails to provide inspection or audit required pursuant to this Section
3.2 within thirty (30) days after such request, Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to the Mortgaged Property and a license to undertake those inspections or audits. The cost of such inspections or audits shall be added to the principal balance of the sums due under the Note and the Mortgage and shall bear interest thereafter until paid at the Default Rate (as defined in the Note). In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for Asbestos or any Hazardous Substance, Borrower shall cause such operations and maintenance plan to be prepared and implemented at Borrower's expense upon request of Lender. Borrower shall commence and thereafter diligently prosecute to completion any Remedial Work within thirty (30) days after written demand by Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors approved in advance by Lender, and under the supervision of a consulting engineer approved by Lender. All costs and expenses of such Remedial Work shall be paid by Borrower including, without limitation, Lender's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Debt and shall bear interest thereafter until paid at the Default Rate.

                                  ARTICLE IV
                                INDEMNIFICATION
                                ---------------

     Borrower shall protect, indemnify, and hold harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fee and disbursements), imposed upon or incurred by or asserted against Lender by reason of (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from or affecting the Mortgaged Property; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos; and (d) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses.

                                   ARTICLE V
                                 MISCELLANEOUS
                                 -------------

     5.1  SURVIVAL OF OBLIGATIONS. Each and all of the representations,
          -----------------------
covenants and agreements and indemnities contained herein shall survive any termination, satisfaction or assignment of the Note, the Mortgage and the other Loan Documents or the exercise by Lender of any of its rights or remedies thereunder including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure. This Agreement is not intended to be, nor shall it be, secured by the Mortgage and it is not intended to secure payment of the Note.

     5.2  SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise
          ------------------
each time any Lender acquires knowledge of any violation of any of the terms hereof. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Borrower hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

     5.3  NOTICES. All notices or other communications required or permitted to
          -------
be given hereunder shall be given to the parties and become effective as provided in the Mortgage.

     5.4  BINDING EFFECT. This Agreement shall be binding on the parties hereto,
          --------------
their successors, assigns, heirs and legal representatives and all other persons claiming by, through or under them.

     5.5  DUPLICATE ORIGINALS. This Agreement may be executed in any number of
          -------------------
duplicate originals and each duplicate original shall be deemed to be an original.

     5.6  APPLICABLE LAW. This Agreement shall be governed by and construed
          --------------
according to the laws, from time to time in effect, of the State of New York, except (i) to the extent preempted by United States Federal Law and (ii) to the extent of the application of the Environmental Laws of the state in which the Mortgaged Property is located.

     5.7  RELIANCE. Borrower recognizes and acknowledges that in entering into
          --------
the loan transaction evidenced by the Loan Documents and accepting the Mortgage, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in this Agreement without any obligation to investigate the Mortgaged Property and notwithstanding any investigations of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the loan evidenced by the Loan Documents and accepting the Mortgage; and that Lender would not be willing to make the loan evidenced by the Loan Documents and accept the Mortgage in the absence of any such warranties and representations.

     5.8  HEADINGS. The article, section and subsection entitlements hereof are
          --------
inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such articles, sections or subsections.

     5.9  AMENDMENT. The provisions of this Agreement may be amended or waived
          ---------
only by an instrument in writing signed by the Borrower and Lender.

     5.10 WAIVER OF JURY TRIAL. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY
          --------------------
JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE NOTE, THE MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH, THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

     EXECUTED as of the date first above written.

                               BORROWER:

                               GL/PHP, LLC, a Delaware Limited liability company

                               By:   G&L MANAGEMENT DELAWARE CORP.,
                                     a Delaware corporation, as Managing Member




                                     By:  /s/ Gary Grabel
                                          --------------------------------------
                                          Gary Grabel, Vice President


STATE OF CALIFORNIA      )
                         ) ss.
COUNTRY OF LOS ANGELES   )

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Gary Grabel, known to me to be the Vice President of G&L Management Delaware Corp., a Delaware corporation, the Managing Member of GL/PHP, LLC, a Delaware limited liability company, that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said G&L Management Delaware Corp., and acknowledged to me that he executed the same as such Vice President for the corporation and that such corporation executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 13th day of August, 1997.



                               /s/ Helen Nelson
                               -------------------------
                               Notary Public


     My commission expires: Dec. 11, 1998         [STAMP APPEARS HERE]

                                   EXHIBIT A
                                   ---------
                               LEGAL DESCRIPTION
                               -----------------

                                [See Attached]

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)


                                  DESCRIPTION

________________________________________________________________________________


All that certain tract, lot and parcel or land lying and being in the TOWNSHIP of BURLINGTON, County of BURLINGTON and State of NEW JERSEY, being more particularly described as follows:

          BEGINNING at a point in the Northeasterly side of Mount Holly-Burlington Road (66 feet wide) on a course of North 27 degrees 42 minutes 25 seconds West. 250 feet from the Intersection of the Northeasterly line of Mount Holly-Burlington Road with the Northerly line of Cadillac Road (proposed) (70 feet wide). and continued thence (1) along Mount Holly-Burlington Road North 27 degrees 12 minutes 25 seconds West 317.07 feet to a point in line of lands of Public Service Electric and Gas Company, thence
     (2) along the same North 63 degrees 52 minutes 15 seconds East 203.70 feet to a point in line thence (3) still along the same North 68 degrees 59 minutes 15 seconds East 370.07 feet to a point in line of Public Service Electric and Gas Company right of way, thence (4) along the same curving to the right with a radius of 5696.65 feet (an arc distance of 296.53 feet to a point in the dividing line between lots 1 and 2. Section 1, Plan of Levittown Industrial Park, thence (5) along the same South 63 degrees 17 minutes 25 seconds West 438.01 feet to the point and place of beginning.

          BEING known and designated as lot 1, section 1, plan of Levittown Industrial Park.

          EXCEPTING THEREOUT AND THEREFROM all that certain tract or parcel of land contained in a Deed from Les Malmon and Barbara Malmon, his wife to Board of Chosen Freeholders of the County of Burlington, dated 1-6-86, recorded 1-7-86 in Deed book 2126, page 106.

          FURTHER EXCEPTING THEREOUT AND THEREFROM all that certain trade or parcel of land contained in Deed from Les Malmom and Barbara Malmom, his wife to Board of Chosen Freeholders of the County of Burlington, dated 5-16-88, recorded 5-17-88 in Deed book 3440, page 34.

NOTE: Being known and designated as Lot No 2. Block No. 118.02 as shown on the Tax maps of the Township of Burlington.

________________________________________________________________________________

                                  SCHEDULE 4
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the BOROUGH of PARAMUS, County of BERGEN and State of NEW JERSEY, being more particularly described as follows:

     Beginning at a point in the southerly line of Elsenhower Drive (formerly Quad Road) (60.00 feet wide) distant the following courses and distances from the intersection of the center line of Elsenhower Drive with the center line of Essex Road (formerly Kent Road) (60.00' feet wide) all as shown on a certain map entitled - Final Subdivision Plat, Quad Associates and Centurian Plaza Corp." filed in the Bergen County Clerk's Office on October 24, 1967, as Map No. 6632:"

          A. Along the center line of Essex Road (formerly Kent Road), if produced, South 37 degrees 56 minutes 41 seconds West 30.00 feet to a point in the southerly line of Elsenhower Drive (formerly Quad Road); thence,

          B.   Along the southerly line of Elsenhower Drive (formerly Quad
     Road), North 52 degrees 16 minutes 13 seconds West 149.975 feet to the point or place of beginning and running; thence,

          1. Along the westerly line of Proposed Lot 3 in Block 1803 as shown on a certain map entitled "Subdivision, Elsenhower Drive, Block 1803, Lots 2 and 3, Paramus, Bergen County, New Jersey" dated 5/19/89, last revised 8/11/89, prepared by Lapatka Associates Inc., 22 Madison Avenue, Paramus, New Jersey 07652 and approved by the Planning Board of the Borough of Paramus on August 10, 1989, South 37 degrees 43 minutes 47 seconds West
     280.64 feet to a point on a curve; thence,

          2. Along the northerly line of Lot 2 in Block 1101 as shown on the current assessment map of the Borough of Paramus being lands, now or formerly, of Arcola Country Club, northwesterly, on a curve to the right having a radius of 675.00 feet, central angle of 2 degrees 37 minutes 28 seconds, an arc distance of 30.92 feet to a point of reverse curvature; thence,

          3. Along the same, northwesterly, on a curve to the left having a radius of 620.00 feet, central angle of 9 degrees 9 minutes 12 seconds, and arc distance of 99.05 feet to a point of tangency; thence

          4.   Along the same, North 52 degrees 16 minutes 13 seconds West
     237.15 feet to a point; thence,

          5. Along the easterly line of Lot 1 in Block 1803, as shown on the referenced Assessment Map, being lands, now or formerly, of Emil
     Schroth, North 37 degrees 43 minutes 47 seconds East 268.50 feet to a point; thence,

          6.   Along the southerly line of Elsenhower Drive (formerly Quad
     Road), South 52 degrees 16 minutes 13 seconds East 366.405 feet to the point or place of beginning.

NOTE: Being known and designated as Lot No. 2, Block No. 1803 as shown on the Tax Maps of the Borough of Paramus.

                               ________________

                            DESCRIPTION OF PROPERTY
                            -----------------------
                             Block 1311, Lot 1.06

      ALL THAT CERTAIN tract or parcel of land situated in the Township of Mount Laurel, County of Burlington and State of New Jersey, being more particularly described as follows:

      BEGINNING at a point of intersection of the easterly line of Fellowship Road (aka Burlington County Route No. 673, as widened to 43.00 feet from centerline) and the centerline of a private access street known as Century Parkway (public dedication now vacated) as illustrated on a filed, or soon to be filed, plan entitled "Major Subdivision Plan, Block 1311, Lot 1", prepared by Taylor, Wiseman & Taylor (Dwg. No. 351-18527-F), dated August, 1994, revised to October 28, 1994 and extends; thence, along said easterly line (1) N. 16 degrees 44 minutes 57 seconds H, 253.24 feet to a polar; thence, along the proposed subdivision line (2) S. 73 degrees 15 minutes 03 seconds H, 430.00 feet to a point in the westerly line of Lot 1.04, Block 1311; thence, along said westerly line (3) S. 16 degrees 44 minutes 37 seconds W, 253.26 feet to a point in the aforementioned centerline of Century Parkway; thence, along said centerline (4) 73 degrees 15 minutes 03 seconds W., 430.00 feet to a point and the place of BEGINNING.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the TOWNSHIP of CRANFORD, County of UNION and State of New JERSEY, being more particularly described as follows:

     Beginning at a point in the northwesterly right of way line of Commerce Drive (60.00 feet wide) said point being N 51"- 57" - 40" E 80.00 feet as measured along said line of Commerce Drive as produced southwesterly from the intersection of the same with the northeasterly right of way line of Commerce Drive, formerly Clearly Avenue, as produced northwesterly and running thence:

          1. Along lands of the Garden State Parkway N 38 (degrees) - 02' - 20" W 17.42 feet, thence

          2. Still along lands of the Garden State Parkway, northerly, along a curve to the left, having a radius of 6,150.00 feet, an arc length of 580.66 feet and a chord of N 09 (degrees) - 40' - 17"
               W 580.45 feet, thence

          3. Along lands now or formerly of Calcran, Inc, S 68 (degrees) - 24' 00" E 353.44 feet, thence

          4.   Still along lands of Calcran Inc., S 32 (degrees) - 54' - 16" E
               103.44 feet, thence

          5. Along the aforesaid northwesterly right of way line of Commerce Drive, S 51(degrees) - 57' - 40" W 598.77 feet to the point of beginning.

NOTE: Being known and designated as Lot No. 1, Block No. 636 as shown on the Tax Maps of the Township of Cranford.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL that certain tract, lot and parcel of land lying and being in the BOROUGH of EATONTOWN, County of MONMOUTH and State of NEW JERSEY, being more particularly described as follow:

     Beginning at a point on the westerly side of New Jersey State Highway-Route 35 (100" R.O.W) at the northeast corner of Landa now or formerly Alan R. Cohn & Ira S. Port and from thence; running

     1. South 60(Degrees) 39" 19" West, 276.00 feet to a point; thence

     2. South 20(Degrees) 20" 41" East, 160.00 feet to a point; thence

     3. South 69(Degrees) 30" 19" West, 148.96 feet to a point; thence

     4. North 02(Degrees) 03" 35" East, 79.42 feet to a point; thence

     5. North 88(Degrees) 34" 33" West, 321.76 feet to a point; thence

     6. North 01(Degrees) 25" 27" East, 330.00 feet to a point; thence

     7. South 88(Degrees) 34" 33" East, 267.53 feet to a point; thence

     8. North 60(Degrees) 30" 19" East, 321.66 feet to a point; thence

     9. South 20(Degrees) 20" 41" East, 250.00 feet along the westerly side of New Jersey State Highway Route 35 (100" R.O.W.) to the point or place of beginning.

NOTE:   BEING shown and designated as Lot 1:02 Block 111 on the Tax Maps of the
Borough of Eastontown.

________________________________________________________________________________

                                  SCHEDULE A
                                   NUMBER 4
                                  (CONTINUED)

                                  DESCRIPTION

________________________________________________________________________________

ALL THAT CERTAIN lot, tract or parcel of land situate in Hamilton Township, County of Atlanic and State of New Jersey and described as follows:

BEGINNING on the southerly line of Route 322, also known as the Black Horse Pike (115 feet from the original centerline) at the division of Lot 9 and Lot 8 as established by a survey dated June 7, 1990 by John G. Reutier & Associates as the second corner of land as described in deed from Benjamin L. Jaffe and wife to William C. Jones, and wife, dated September 30, 1948 and recorded in Deed Book 1420 Page 129; and extending thence

1. South 64 degrees, 43 minutes and 49 seconds East along the southerly line of the Black Horse Pike, 528.52 feet to a non-tangent point of curve; thence

2. Eastwardly and southwardly curving to the right along a curve having a radius of 75.00 feet and an arc length of 67.90 feet to a point of tangency on the westerly curb line of an entrance drive; thence

3.   South 25 degrees, 16 minutes and 11 seconds West along said curve line,
     155.00 feet to a point of curve; thence

4. Southwardly and westwardly curving to the right along a curve having a radius of 25.00 feet and an arc length of 39.37 feet to the northerly curbline of an access drive; thence

5. North 64 degrees, 43 minutes and 49 seconds West, along said curb line and the extension thereof 403.63 feet to the division line of Lot 9.01 and Lot 8; thence

6.   North 03 degrees, 00 minutes and 46 seconds West, along said division line
     271.40 feet to the point of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as part of Lots 9, 10.01, 10.02 and 11 in Block 1134 as shown on the official tax map of Hamilton Township, New Jersey and are designated as Lot 9.01 on a minor subdivision plus being recorded simultaneously herewith, being Map #3342, filed December 23, 1994.